UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2023 Annual Meeting of Stockholders which was held on May 17, 2023.

(b)           The following nominees for the office of director were elected for terms expiring at the 2024 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

James E. Davis	85,997,737	5,982,924	714,967	9,597,034

Luis A. Diaz, Jr., M.D.	92,145,195	250,096	300,338	9,597,033

Tracey C. Doi	92,004,702	442,084	248,845	9,597,031

Vicky B. Gregg	88,898,904	3,547,388	249,344	9,597,026

Wright L. Lassiter, III	91,923,074	466,113	306,444	9,597,031

Timothy L. Main	91,828,624	579,027	287,975	9,597,036

Denise M. Morrison	90,882,798	1,560,142	252,694	9,597,028

Gary M. Pfeiffer	85,281,504	7,110,362	303,763	9,597,033

Timothy M. Ring	88,098,639	4,247,551	349,436	9,597,036

Gail R. Wilensky	87,289,170	4,864,508	541,953	9,597,031

The advisory resolution to approve the executive officer compensation disclosed in the Company’s 2023 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
83,289,135	9,124,611	281,877	9,597,039

The holders of record of the number of shares indicated below, all of which were entitled to vote at the Meeting, voted as follows in respect of the frequency of the stockholder advisory vote to approve executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
89,353,288	315,914	2,809,336	217,081	9,597,043

The ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2023 was approved by the following votes:

For	Against	Abstain
95,957,547	5,965,955	369,160

The Company's Amended and Restated Employee Long-Term Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
82,002,261	10,368,567	324,794	9,597,040

The stockholder proposal regarding a report on the Company's greenhouse gas emissions was not approved by the following votes:

For	Against	Abstain	Broker Non-Vote
44,199,216	47,876,708	619,695	9,597,043

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2023

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Sean D. Mersten
Vice President and Corporate Secretary